Exhibit 99.1

News Release

Investor Contacts:

KCSA Strategic Communications

Philip Carlson / Brad Nelson

+1 212.896.1233 / +1 212.896.1217

pcarlson@kcsa.com / bnelson@kcsa.com

MagneGas Acquires New Headquarters in Industrial Business Zone

New Facility Allows Closer Proximity to Customers, Improved Visitor Experience and Expansion Potential

TAMPA, FL – 10/01/14 – MagneGas® Corporation ("MagneGas" or the "Company") (NASDAQ: MNGA), a technology company that counts among its inventions a patented process that converts liquid waste into a hydrogen-based fuel, announced today that it has acquired a new 18,000 square foot industrial building and plans on moving its headquarters to the new location within 90 days.

The new headquarters are located within an industrial area outside of Tampa, Florida with closer proximity to existing and potential customers and within easy access to major highways. In addition, the building contains more space to demonstrate the MagneGas technology to potential customers, thereby enhancing the customer experience. The additional space will also allow for Company expansion and will include a larger area for research and development. The building has primarily been purchased through debt financing with a monthly interest payment which is lower than the rent payment at the Company’s current facility.

“The entire MagneGas team is extremely excited regarding our new headquarters. Our current facility is far away from customers and does not allow room to properly showcase our technology to the many international visitors we receive. This new headquarters will provide impressive space to demonstrate MagneGas while allowing room for growth and a sufficient area for research and development. At the same time, our monthly cash outlay for the financing payment will be lower than the rent at our current facility,” stated Luisa Ingargiola, CFO, MagneGas Corporation.

The MagneGas IR App is now available for free in Apple’s App Store for the iPhone or iPad http://bit.ly/AfLYww and at Google Play http://bit.ly/Km2iyk for Android mobile devices.

To be added to the MagneGas investor email list, please email pcarlson@kcsa.com with MNGA in the subject line.

About MagneGas Corporation

Founded in 2007, Tampa-based MagneGas Corporation (NASDAQ: MNGA) is a technology Company that counts among its inventions, a patented process that converts liquid waste into hydrogen based fuels. The Company currently sells MagneGas® into the metal working market as a replacement to acetylene. It is also selling equipment for the sterilization of bio-contaminated liquid waste for various industrial and agricultural markets. In addition, the Company is developing a variety of ancillary uses for MagneGas® fuels utilizing its high flame temperature for co-combustion of hydrocarbon fuels and other advanced applications. For more information on MagneGas®, please visit the Company's website at www.MagneGas.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.